SEMI-ANNUAL REPORT  OCTOBER 31. 1999
[Logo of SouthTrust Funds]

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund


                                                               SOUTHTRUST FUNDS
                                                            PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------


Dear Valued Investor:

    I am pleased to present the Semi-Annual Report of the SouthTrust Funds for the six-month period ended October 31, 1999. This report begins with a discussion by fund portfolio managers about the economy, the financial markets, and fund strategies over the reporting period. Next, you'll find a complete listing of investments and financial statements for the funds.

    This report also contains information on two new additions to the SouthTrust Funds family--SouthTrust Alabama Tax-Free Income Fund and SouthTrust Growth Fund--which began operations on August 20, 1999.*

    The following is a summary of the performance of each SouthTrust Fund over the six-month reporting period.

SouthTrust U.S. Treasury Money Market Fund
 (formerly, SouthTrust Treasury Obligations Money Market Fund)

    This conservative portfolio of U.S. Treasury securities gives investors a way to keep their ready cash accessible while it earns daily income. The fund paid a total of $0.02 per share in dividends over the reporting period. Total net assets in the fund reached $720.2 million at the end of the reporting period.**

SouthTrust Income Fund

    This fund's income-focused portfolio consisted primarily of corporate bonds (42.9%), U.S. government agency bonds (39.2%), and U.S. Treasury notes (6.9%). This combination of investments produced dividends totaling $0.29 per share. Due to the rising interest rate environment that caused a general decline in bond prices, the fund's net asset value declined from $9.78 on the first day of the reporting period to $9.55 on the last day of the reporting period. As a result, over the reporting period, the fund produced a total return of 0.65%, or (2.82%) adjusted for the fund's sales charge.*** Total net assets in the fund reached $61.4 million at the end of the reporting period.

SouthTrust Bond Fund

    This fund's portfolio of corporate and government bonds offers investors an all-around approach to income. At the end of the reporting period, the fund's portfolio consisted primarily of corporate bonds (35.6%), U.S. government agency bonds (25.7%), and U.S. Treasury bonds and notes (36.4%). This mix of income-producing investments paid dividends totaling $0.28 per share. Due to the rising



SOUTHTRUST FUNDS
PRESIDENT'S MESSAGE
(Continued)
-------------------------------------------------------------------------------

interest rate environment that caused a general decline in bond prices, the fund's net asset value declined from $10.24 on the first day of the reporting period to $9.83 on the last day of the reporting period. As a result, over the reporting period, the fund produced a total return of (1.27%), or (4.71%) adjusted for the fund's sales charge.*** Total net assets in the fund reached $121.7 million at the end of the reporting period.

SouthTrust Alabama Tax-Free Income Fund

    This new fund, which began operation as a mutual fund on August 20, 1999, is designed for tax-sensitive Alabama residents.* The fund pursues double-tax- free income--income free from federal regular income tax and Alabama state income tax by investing in high-quality securities issued by Alabama municipalities.+ Over the reporting period, the fund produced a total return of (2.28%), or (5.66%) adjusted for the fund's sales charge.***

SouthTrust Value Fund
 (formerly, SouthTrust Core Equity Fund)

    This fund's portfolio primarily consists of undervalued stocks with long-term growth potential issued by large, established, and well-managed companies that are leaders in their industries. During the reporting period, value stock prices were weak in a stock market that favored growth stocks. As a result, over the reporting period, the fund produced a total return of (1.46%), or (5.88%) adjusted for the fund's sales charge.*** Contributing to the total return were $0.03 per share in dividends and $0.57 per share in capital gains. Total net assets in the fund reached $334.7 million at the end of the reporting period.


SouthTrust Growth Fund

    SouthTrust Growth Fund began operation as a mutual fund on August 20, 1999.* This fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings--and have high potential to continue that growth. This fund complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. Over the reporting period, the fund produced a total return of 6.76%, or 1.96% adjusted for the fund's sales charge.***


                                                               SOUTHTRUST FUNDS
                                                            PRESIDENT'S MESSAGE
                                                                    (Concluded)
-------------------------------------------------------------------------------


    Thank you for participating in one or more key financial markets through the professional management and diversification of the SouthTrust Funds, where "It's About Trust." We look forward to keeping you up-to-date on your progress.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President
December 15, 1999
-----------
  * The SouthTrust Alabama Tax-Free Income Fund and the SouthTrust Growth Fund are the successors to a portfolio of common trust funds managed by the Adviser. At the Funds' commencement of operations on August 20, 1999, the assets from the common trust funds were transferred to the Funds in exchange for Fund shares. The quoted performance data includes the performance of the common trust funds for the periods before the Funds' registration statement became effective on August 10, 1999, as adjusted to reflect the Funds' expenses and sales loads. The common trust funds were not registered under the Investment Company Act of 1940 ("1940 Act") and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered under the 1940 Act, the performance may have been adversely affected.

 ** An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the SouthTrust U.S. Treasury Money Market Fund.

*** Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   + Income may be subject to the federal alternative minimum tax.


SOUTHTRUST FUNDS
INVESTMENT REVIEW
-------------------------------------------------------------------------------


    Maybe it's the stock market that has driven investors to speculate? Over the last six months and the last 12 months, interest rates have been on a fairly steady increasing trend, thus making for one of the weaker bond markets in history. It's of little wonder that bonds now look to be underowned and of relatively attractive value. Meanwhile, the media is filled with stories of skyrocketing initial public offerings and tremendous returns from funds focusing on technology and the best performing growth stocks. Given all the bullish stories, many investors might be surprised that the popular Standard & Poor's 500 Index ("S&P 500")* only eked out a total return of 2.7% over the last six months, and that resulted from the strong October close. Unfortunately, even that return looked attractive compared with those achieved by most investors. Since far more stocks were down than up during this time frame, it's of little surprise that speculators have taken to chasing the big profits that grab headlines! This has resulted in many investors, including some professional investors, foregoing fundamental analysis and valuation in favor of momentum-following strategies. In contrast to the early 1970's when growth stocks became similarly richly priced, fundamental analysis today is considered by many investors a hindrance to profitable investing. In the context of investment history, this market would appear to offer both tremendous risk and potential reward. The market's narrow focus has left bonds and most stocks out of favor and well-positioned to benefit once momentum- following strategies stop working and market interest rotates into more time- tested fundamental valuation-based styles.

Economic Perspective

    The last six months witnessed a U.S. economy that continued to exhibit strong growth and the onset of building inflationary pressures, as evidenced by continued low unemployment rates and an increase of greater that 5% in the CRB Raw Industrial Materials Index.** The fact that manufacturing activity is strong and demand is increasing was further highlighted by the September National
-----------
 * The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

** The CRB Raw Industrial Materials Index is a measure of price movements of raw industrial commodities. The index is unmanaged, and investments cannot be made in an index.


                                                               SOUTHTRUST FUNDS
                                                              INVESTMENT REVIEW
                                                                    (Continued)
-------------------------------------------------------------------------------

Association of Purchasing Managers Index (NAPM),*** which rose to 57.8% from 54.2% during August. Readings of 50% or higher are considered to demonstrate growth in the industrial side of the economy, so this was really a very strong result.

    The Federal Reserve Board (the "Fed") responded to these pressures by increasing short-term rates 25 basis points in June and another 25 basis points at its August meeting. Globally, similar sentiments were echoed by European Central Bank President Willem Duisenberg who warned, "Current monetary developments indicate that the liquidity situation in the euro area is at present rather generous." Major central banks are clearly taking a more aggressive posture against inflation than we have seen in the recent past, and we can probably expect further action both at home and overseas before year end. While this potentially causes more volatility in markets in the near term, a proactive rather than reactive response to inflation is conducive to a healthier long-term market environment.

    While many observers have expressed concerns about the impact of Y2K on the first quarter 2000, we believe that these survivalist fears have been blown out of proportion to some degree and that the Y2K effects will most likely be short lived in duration and have no lasting impact on the capital markets. However, there are risks to the present strong U.S. economy, most notably the generous stock market valuations that continue to be present in the major market indices (Dow Jones Industrial Average+, S&P 500). Should a catalyst present itself to take the market lower, there is a possibility that the wealth effect present in the stock market in recent years would reverse itself, triggering dramatically lower levels of consumer spending and confidence. This reduction in demand would then impact manufacturing and employment, putting the brakes on this period of almost unparalleled prosperity.
-----------
*** The NAPM is based on a survey of over 250 companies within twenty-one industries covering all 50 states. It is the first indicator each month of manufacturing performance during the past 30-day period and is also a leading indicator of future economic activity and pricing decisions. The index is unmanaged, and investments cannot be made in an index.

  + The Dow Jones Industrial Average represents share prices of select blue chip industrial corporations as well as public utility and transportation companies. The index is unmanaged, and investments cannot be made in an index.


SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)
-------------------------------------------------------------------------------

Fixed Income Market

    Last year the Fed responded to mid-year stock market problems, which resulted in a near panic by early October, with three interest rate cuts. This year, concerns over a weak economy and the stock market have all but disappeared and the Fed has taken back two of its three rate cuts. Given the Fed's current bias towards tightening, it is quite probable the Fed will hike rates a third time in the near future. The current economic expansion is now over eight years old, making it one of the longest in history. In spite of its length, the expansion has been one of the slowest in history, although strength has consistently exceeded expectations in recent years. Now, real Gross Domestic Product growth forecasts for 2000 are approaching 4%, well above the low 2% forecasts of recent years. With the increased confidence in the economy has come normal inflation worries that crop up late in the economic cycle. Although there have been some inflationary signs early in the production cycle, so far global competition, that has made for an excess supply of production capacity, goods and services, has kept inflation from being passed on to the consumer. Strong productivity gains have been adequate to offset increasing labor costs, which represent about two-thirds of manufacturing costs. While higher inflation is always a possibility, the same trends that have kept inflation under control so far this decade still appear to be in place. As a result, we think continued moderate inflation is the most probable outcome.

    While the direction and level of inflation is a primary driver of bond prices, supply and demand is obviously an important consideration.
Individuals'
investment exposure (% of investment holdings) to bonds is now the lowest it's been since 1984 and only about one-half of what it was in 1994. Meanwhile, institutional ownership of bonds is the lowest in history. While investors will likely continue to shun bonds until stocks encounter difficulties, the potential for a dramatic increase in demand exists. Individuals and institutions are also currently highly leveraged. High consumer confidence, resulting from stock market optimism, has even resulted in a negative savings rate. While the government's method of calculating the savings rate can be criticized, there is no debate that consumers have been borrowing and spending with near reckless abandon. At some point, probably when the current bullish euphoria over stocks ends, consumers will slow down their spending, increase their savings and pay down debt, thereby reducing the supply of bonds and potentially increasing the demand for bonds. If the resulting economic slowdown pushes the economy into recession, the upside for bonds is significant. While this thesis is currently unpopular, bonds may well play an even more important role in providing some stability to balanced investment portfolios than they have historically.


                                                               SOUTHTRUST FUNDS
                                                              INVESTMENT REVIEW
                                                                    (Continued)
-------------------------------------------------------------------------------

Equity Review

    The bull market of recent years may have slowed so far in 1999, but the outlook remains optimistic. A bull market's three primary supports are economic growth that facilitates corporate profit gains, moderate inflation that makes for low interest rates and a favorable supply/demand balance for equities. All three of these factors are likely to remain positive for the next year, or longer. Economic expansions do not end without imbalances, usually in the form of rising inventories and excessive capacity additions. Due to industrial America's shift to just-in-time inventory discipline and technology gains that have facilitated increased production out of existing facilities, neither of these imbalances are on the horizon. As a result, continued economic growth should drive corporate profit growth throughout 2000.

    While we've already discussed the favorable outlook for the economy and inflation, the supply/demand balance for equities is also positive. Demographic trends indicate that more Americans will desire to have a nest egg for retirement. The baby boom generation is now in its maximum earning years. Interest rates are generally too low to provide much attraction (relative to the high expected returns from stocks) at the present time, so there should continue to be a strong, steady flow of money going into the stock market. In addition, defined contribution retirement plans have largely replaced defined benefit plans, meaning that maximizing investment returns has become extremely important to plan participants. Thus, demand for equities could be robust for years to come. And with corporate profits strong, the major corporations that dominate the stock market averages will likely continue to repurchase their shares, keeping the supply/demand balance for equities favorable.

    This overview, however, misses what has been a very difficult stock market for many investors. So far in 1999, far more stocks are down than up and the advance-decline line, showing the breadth of the market, is in a multi-year downtrend. By far, the bulk of positive returns this year has come from technology stocks. For the first 10 months of 1999, the S&P 500 technology sector is up 32%, and now represents close to one quarter of the market capitalization of the index. Technology, which only represented 7% of the S&P 500 as recently as 1992, has been one of the few success stories in an increasingly narrow stock market. While valuations of technology stocks and many other market leaders have moved to hard-to-justify levels, many stocks have gone unnoticed and represent excellent value and opportunity. This, in turn, creates the potential for very attractive investment returns for disciplined investment managers. Our new SouthTrust


SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Concluded)
-------------------------------------------------------------------------------

Growth Fund has built an excellent track record++ and gives investors the opportunity to participate in large, market leading companies. We believe that the fund's disciplined approach to buying stocks when they are selling at the lower end of their historical valuation ranges should work to the benefit of investors when the current momentum-following craze ends. Meanwhile, we believe that our SouthTrust Value Fund is well positioned to be a beneficiary once the stock market rotates back to value. Its approach of buying above-average companies with above-average long-term growth potential when they are out-of-favor and look to be exceptionally attractively valued has worked to the benefit of investors through many market cycles. While this style is far from the currently successful momentum-following style that often totally ignores company fundamentals, it should return to favor. Although many investors today think that the current growth phenomenon is permanent, leadership will eventually rotate back to value and, as is often the case, yesterday's laggards will become tomorrows leaders. By the time the consensus accepts value as leading the way forever, it will be time for growth to resume its leadership. History suggests strong performance by growth tends to be followed by value outperforming for a number of years. Most academic studies show value to outperform growth the majority of the time and to provide the better long-term performance history. The strong economy, earnings growth, and moderate but increasing inflation should favor disciplined value investors leading the way into the twenty-first century.
-----------
++Past performance is no guarantee of future results. Prior to the Growth Fund's commencement of operations as a mutual fund on August 20, 1999, the fund was a common trust fund (CTF) managed by the Adviser. The CTF was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the CTF had been registered as a mutual fund, performance may have been lower.


                                     SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1999 (Unaudited)
-------------------------------------------------------------------------------

  Principal
    Amount                                                            Value
 ------------ --------------------------------------------------   ------------
 U.S. TREASURY OBLIGATIONS--24.2%
              U.S. TREASURY BILLS--10.3%
 $ 25,000,000 (1)4.778%, 12/16/1999                                $ 24,853,750
   25,000,000 (1)5.030%, 12/9/1999                                   24,872,278
   25,000,000 (1)5.030%, 12/23/1999                                  24,825,222
                                                                   ------------
              TOTAL                                                  74,551,250
                                                                   ------------
              U.S. TREASURY NOTES--13.9%
   25,000,000 5.375%, 1/31/2000                                      25,008,640
   25,000,000 5.375%, 6/30/2000                                      25,022,243
   25,000,000 5.375%, 7/31/2000                                      24,992,532
   25,000,000 5.875%, 11/15/1999                                     25,009,678
                                                                   ------------
              TOTAL                                                 100,033,093
                                                                   ------------
 TOTAL U.S. TREASURY OBLIGATIONS                                    174,584,343
                                                                   ------------
 REPURCHASE AGREEMENTS(2)--75.9%
   35,000,000 Barclays de Zoete Wedd Securities, Inc., 5.200%,
              dated 10/29/1999, due 11/1/1999                        35,000,000
   35,000,000 Chase Government Securities, Inc., 5.220%, dated
              10/29/1999, due 11/1/1999                              35,000,000
   35,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
              5.220%, dated 10/29/1999, due 11/1/1999                35,000,000
   35,000,000 Dresdner Securities (USA), Inc., 5.200%, dated
              10/29/1999, due 11/1/1999                              35,000,000
  126,495,000 Greenwich Capital Markets, Inc., 5.210%, dated
              10/29/1999, due 11/1/1999                             126,495,000
   35,000,000 J.P. Morgan & Co., Inc., 5.220%, dated 10/29/1999,
              due 11/1/1999                                          35,000,000
   35,000,000 Lehman Brothers, Inc., 5.160%, dated 10/29/1999,
              due 11/1/1999                                          35,000,000
   35,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.190%,
              dated 10/29/1999, due 11/1/1999                        35,000,000


SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Principal
    Amount                                                           Value
 ------------ -------------------------------------------------   ------------
 $ 35,000,000 Morgan Stanley, Dean Witter & Co., 5.190%, dated
              10/29/1999, due 11/1/1999                           $ 35,000,000
  140,000,000 Warburg Securities, 5.220%, dated 10/29/1999, due
              11/1/1999                                            140,000,000
                                                                  ------------
 TOTAL REPURCHASE AGREEMENTS                                       546,495,000
                                                                  ------------
 TOTAL INVESTMENTS
   (at amortized cost)(3)                                         $721,079,343
                                                                  ============

-----------
(1) Yield at date of purchase.

(2) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($720,177,507) at October 31, 1999.


        See Notes which are an integral part of the Financial Statements


                                                         SOUTHTRUST INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1999 (Unaudited)
-------------------------------------------------------------------------------

 Principal
   Amount                                                             Value
 ---------- ----------------------------------------------------   -----------
 CORPORATE BONDS--42.9%
            CHEMICALS--3.2%
 $1,000,000 Praxair, Inc., Note, 6.15%, 4/15/2003                  $   973,404
  1,000,000 Solutia, Inc., Note, 6.50%, 10/15/2002                     974,388
                                                                   -----------
            TOTAL                                                    1,947,792
                                                                   -----------
            CONSUMER NON-DURABLES--0.9%
     50,000 Gillette Co., Note, 6.25%, 8/15/2003                        49,688
    500,000 Procter & Gamble Co., Deb., 8.70%, 8/1/2001                520,901
                                                                   -----------
            TOTAL                                                      570,589
                                                                   -----------
            CONSUMER SERVICES--6.2%
  1,000,000 Service Corp. International, Note, 6.30%, 3/15/2003        859,572
  1,000,000 Service Corp. International, Note, 6.375%, 10/1/2000       950,409
  2,000,000 Times Mirror Co., Note, 6.65%, 10/15/2001                2,003,340
                                                                   -----------
            TOTAL                                                    3,813,321
                                                                   -----------
            ENERGY--4.7%
  1,000,000 Amoco Corp., Company Guarantee, 6.25%, 10/15/2004          991,004
  1,802,133 Chevron Corp., Deb., 8.11%, 12/1/2004                    1,865,680
                                                                   -----------
            TOTAL                                                    2,856,684
                                                                   -----------
            FINANCIAL SERVICES--16.4%
    450,000 BellSouth Capital Funding Corp., Deb., 6.04%,
            11/15/2026                                                 445,398
     20,000 Chubb Corp., Deb., 8.75%, 11/15/1999                        20,019
  2,000,000 Comdisco, Inc., Sr. Note, 7.25%, 9/1/2002                1,988,760
  1,000,000 Ford Motor Credit Corp., Note, 6.375%, 10/6/2000         1,000,895
  1,000,000 Ford Motor Credit Corp., Unsecd. Note, 8.20%,
            2/15/2002                                                1,031,409
  1,000,000 General Motors Acceptance Corp., Note, 6.625%,
            10/1/2002                                                  995,942
  1,000,000 General Motors Acceptance Corp., Sr. Note, 6.625%,
            1/10/2002                                                1,000,240



SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                              Value
 ---------- -----------------------------------------------------   -----------
 $  250,000 KeyBank, N.A., Bank Note, 6.50%, 4/15/2008              $   239,126
  1,000,000 Merrill Lynch & Co., Inc., Note, 8.375%, 2/9/2000         1,005,622
    100,000 Morgan Stanley, Dean Witter & Co., Note, 8.10%,
            6/24/2002                                                   103,222
  1,000,000 NationsBank Corp., Sub. Note, 6.875%, 2/15/2005             987,622
    200,000 Norwest Financial, Inc., Note, 6.125%, 8/1/2003             195,111
    200,000 Republic New York Corp., Deb., 7.875%, 12/12/2001           203,608
    850,000 Sears Roebuck Acceptance Corp., Medium Term Note,
            Series 2, 6.86%, 8/6/2001                                   848,073
                                                                    -----------
            TOTAL                                                    10,065,047
                                                                    -----------
            UTILITIES--11.5%
  1,000,000 AT&T Capital Corp., Company Guarantee, 5.86%,
            4/26/2002                                                   968,378
  1,500,000 Ameritech Capital Funding Corp., Company Guarantee,
            5.95%, 1/15/2038                                          1,451,424
    200,000 BellSouth Telecommunications, Inc., Unsecd. Note,
            6.375%, 6/15/2004 196,770 1,500,000 Edison International Inc., Note,
  6.875%, 9/15/2004 1,489,173 1,000,000 Michigan Consolidated Gas, 1st Mtg.
  Bond, 5.75%,
            5/1/2001                                                    991,992
  1,000,000 SBC Communications, Inc., Deb., 6.50%, 7/1/2003             984,936
  1,000,000 U.S. West Communications, Inc., Unsecd. Note, 6.375%,
            10/15/2002                                                  993,239
                                                                    -----------
            TOTAL                                                     7,075,912
                                                                    -----------
 TOTAL CORPORATE BONDS
   (identified cost $26,753,631)                                     26,329,345
                                                                    -----------


                                                          SOUTHTRUST INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                       Value
 ---------- ----------------------------------------------   -----------
 GOVERNMENT AGENCIES--39.2%
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--7.3%
 $1,414,413 7.00%, 9/15/2008                                 $ 1,416,478
  2,000,000 7.00%, 2/15/2009                                   2,001,460
  1,050,805 7.50%, 12/15/2022                                  1,058,350
                                                             -----------
            TOTAL                                              4,476,288
                                                             -----------
            FEDERAL HOME LOAN BANK--5.6%
    500,000 5.80%, 12/1/1999                                     500,185
  1,000,000 6.00%, 8/15/2002                                     992,347
  2,000,000 7.00%, 11/13/2007                                  1,961,320
                                                             -----------
            TOTAL                                              3,453,852
                                                             -----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION--9.1%
    872,684 6.50%, 1/15/2006                                     866,632
  1,000,000 6.50%, 9/15/2021                                     973,660
    153,995 7.00%, 8/1/2003                                      154,116
    987,912 7.00%, 5/15/2004                                     989,400
  1,122,035 7.50%, 2/1/2023                                    1,130,753
    200,000 7.75%, 11/7/2001                                     205,997
  1,250,000 7.95%, 3/15/2021                                   1,271,492
                                                             -----------
            TOTAL                                              5,592,050
                                                             -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--17.2%
  1,139,206 6.50%, 8/1/2013                                    1,119,611
    200,000 6.54%, 9/18/2002                                     198,963
  1,775,000 6.59%, 5/16/2002                                   1,783,616
  1,000,000 6.65%, 11/14/2007                                    972,414
  1,000,000 6.85%, 6/25/2021                                     991,692
  2,000,000 6.95%, 11/13/2006                                  1,978,182
  1,000,000 6.97%, 10/30/2007                                    973,449
  1,000,000 7.05%, 2/12/2007                                     988,518
  1,500,000 8.00%, 7/25/2005                                   1,521,764
                                                             -----------
            TOTAL                                             10,528,209
                                                             -----------

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

 Principal
   Amount
 or Shares                                                             Value
 ---------- -----------------------------------------------------   -----------
 TOTAL GOVERNMENT AGENCIES
   (identified cost $24,608,887)                                    $24,050,399
                                                                    -----------
 U.S. TREASURY OBLIGATIONS--6.9%
            U.S. TREASURY NOTES--6.9%
 $1,000,000 5.625%, 9/30/2001                                           996,875
    200,000 6.125%, 12/31/2001                                          201,063
  1,000,000 6.375%, 3/31/2001                                         1,008,438
  1,000,000 6.50%, 8/31/2001                                          1,011,875
  1,000,000 7.75%, 2/15/2001                                          1,025,312
                                                                    -----------
 TOTAL U.S. TREASURY OBLIGATIONS
   (identified cost $4,243,258)                                       4,243,563
                                                                    -----------
 FOREIGN GOVERNMENTS--4.9%
  1,500,000 Quebec, Province of, Note, 5.67%, 2/27/2026               1,497,584
  1,500,000 Marshall Islands, Republic of, Note, 6.50%, 11/1/2000     1,497,405
                                                                    -----------
 TOTAL FOREIGN GOVERNMENTS
   (identified cost $2,992,500)                                       2,994,989
                                                                    -----------
 PREFERRED STOCKS--2.0%
            UTILITIES--2.0%
     35,000 AT&T Corp., Cumulative Pfd., $2.18                          883,750
     14,000 Tennessee Valley Authority, Cumulative Pfd., Series
            95-A, $2.00                                                 350,875
                                                                    -----------
 TOTAL PREFERRED STOCKS
   (identified cost $1,329,140)                                       1,234,625
                                                                    -----------
 MUTUAL FUND--1.1%
    665,639 AIM Short-Term Investment Co. Prime Portfolio (at net
            asset value)                                                665,639
                                                                    -----------
 TOTAL INVESTMENTS
   (identified cost $60,593,055)(1)                                 $59,518,560
                                                                    ===========

-----------
(1) The cost of investments for federal tax purposes amounts to $60,593,055. The net unrealized depreciation of investments on a federal tax basis amounts to $1,074,495 which is comprised of $105,226 appreciation and $1,179,721 depreciation at October 31, 1999.
Note: The categories of investments are shown as a percentage of net assets ($61,351,469) at October 31, 1999.
        See Notes which are an integral part of the Financial Statements


                                                           SOUTHTRUST BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1999 (Unaudited)
-------------------------------------------------------------------------------

 Principal
   Amount                                                            Value
 ---------- ---------------------------------------------------   ------------
 CORPORATE BONDS--35.6%
            BANKING--3.8%
 $2,000,000 BB&T Corp., Sub. Note, 7.25%, 6/15/2007               $  1,977,476
  2,500,000 Bank of New York Co., Inc., Sub. Note, 8.50%,
            12/15/2004                                               2,636,768
                                                                  ------------
            TOTAL                                                    4,614,244
                                                                  ------------
            CHEMICALS--3.2%
  2,000,000 Praxair, Inc., Note, 6.15%, 4/15/2003                    1,946,808
  2,000,000 Solutia, Inc., Note, 6.50%, 10/15/2002                   1,948,776
                                                                  ------------
            TOTAL                                                    3,895,584
                                                                  ------------
            COMMERCIAL SERVICES--1.6%
  2,000,000 Equifax, Inc., Sr. Note, 6.50%, 6/15/2003                1,965,138
                                                                  ------------
            CONSUMER NON-DURABLES--2.5%
  1,000,000 Philip Morris Cos., Inc., Unsecd. Note, 7.125%,
            12/1/1999                                                1,000,346
  2,000,000 Times Mirror Co., Note, 6.65%, 10/15/2001                2,003,340
                                                                  ------------
            TOTAL                                                    3,003,686
                                                                  ------------
            CONSUMER SERVICES--2.1%
  3,000,000 Service Corp. International, Note, 6.30%, 3/15/2003      2,578,716
                                                                  ------------
            FINANCIAL SERVICES--3.2%
  2,000,000 AT&T Capital Corp., Medium Term Note, 5.86%,
            4/26/2002                                                1,936,756
  2,000,000 National Rural Utilities Cooperative Finance Corp.,
            Sr. Note, 6.75%, 9/1/2001                                2,007,557
                                                                  ------------
            TOTAL                                                    3,944,313
                                                                  ------------
            PROCESS INDUSTRIES--4.1%
  5,000,000 Archer-Daniels-Midland Co., Deb., 7.125%, 3/1/2013       4,940,825
                                                                  ------------
            RETAIL TRADE--1.6%
  2,000,000 Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%,
            8/10/2009                                                2,011,272
                                                                  ------------


SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
 ---------- ------------------------------------------------   ------------
            TRANSPORTATION--2.4%
 $2,000,000 CSX Transportation, Inc., Equip. Trust, 6.47%,
            6/15/2011                                          $  1,889,402
  1,000,000 Norfolk Southern Corp., Equip. Trust, Series C,
            7.75%, 8/15/2006                                      1,026,439
                                                               ------------
            TOTAL                                                 2,915,841
                                                               ------------
            UTILITIES--11.1%
  5,000,000 BellSouth Telecommunications, Inc., Deb., 7.00%,
            10/1/2025                                             4,711,910
  1,500,000 Edison International, Note, 6.875%, 9/15/2004         1,489,173
  2,000,000 GTE North, Inc., Deb., 5.65%, 11/15/2008              1,822,673
    755,000 New Jersey Bell Telephone Co., Deb., 7.375%,
            6/1/2012                                                748,366
  5,000,000 Pacific Bell, Note, 6.125%, 2/15/2008                 4,715,500
                                                               ------------
            TOTAL                                                13,487,622
                                                               ------------
 TOTAL CORPORATE BONDS
   (identified cost $45,061,583)                                 43,357,241
                                                               ------------
 GOVERNMENT AGENCIES--25.7%
            FEDERAL HOME LOAN BANK--1.6%
  2,000,000 7.03%, 7/14/2009                                      2,005,740
                                                               ------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION--5.4%
  3,500,000 6.52%, 1/2/2002                                       3,523,912
  1,122,035 7.50%, 2/1/2023                                       1,130,753
  1,250,000 7.95%, 3/15/2021                                      1,271,492
    591,598 9.50%, 2/15/2020                                        616,181
                                                               ------------
            TOTAL                                                 6,542,338
                                                               ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--16.2%
  5,000,000 5.375%, 3/15/2002                                     4,910,200
  5,000,000 5.75%, 4/15/2003                                      4,910,425
  5,000,000 6.00%, 5/15/2008                                      4,790,915
  5,000,000 8.00%, 7/25/2005                                      5,072,550
                                                               ------------
            TOTAL                                                19,684,090
                                                               ------------


                                                            SOUTHTRUST BOND FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                       Value
 ---------- ----------------------------------------------   ------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.5%
 $2,000,000 7.00%, 2/15/2009                                 $  2,001,460
  1,050,805 7.50%, 12/15/2022                                   1,058,350
                                                             ------------
            TOTAL                                               3,059,810
                                                             ------------
 TOTAL GOVERNMENT AGENCIES
   (identified cost $32,332,196)                               31,291,978
                                                             ------------
 U.S. TREASURY OBLIGATIONS--36.4%
            U.S. TREASURY BONDS--17.4%
  4,000,000 (1)5.50%, 8/15/2028                                 3,556,252
  5,000,000 (1)6.125%, 11/15/2027                               4,831,250
  6,000,000 (1)6.375%, 8/15/2027                                5,979,378
  4,000,000 (1)7.50%, 11/15/2016                                4,415,000
  1,000,000 (1)7.875%, 2/15/2021                                1,157,188
  1,000,000 (1)8.00%, 11/15/2021                                1,174,688
                                                             ------------
            TOTAL                                              21,113,756
                                                             ------------
            U.S. TREASURY NOTES--19.0%
  4,000,000 6.125%, 12/31/2001                                  4,021,252
  2,000,000 (1)6.25%, 10/31/2001                                2,016,250
  2,000,000 (1)6.25%, 2/15/2003                                 2,018,126
  2,000,000 (1)6.375%, 9/30/2001                                2,020,000
  3,000,000 (1)6.50%, 5/15/2005                                 3,054,375
  1,500,000 (1)6.50%, 8/15/2005                                 1,527,657
  3,000,000 (1)6.625%, 5/15/2007                                3,079,689
  4,125,000 (1)7.25%, 5/15/2004                                 4,322,229
  1,000,000 (1)7.25%, 8/15/2004                                 1,049,375
                                                             ------------
            TOTAL                                              23,108,953
                                                             ------------
 TOTAL U.S. TREASURY OBLIGATIONS
   (identified cost $44,246,642)                               44,222,709
                                                             ------------


SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Concluded)
-------------------------------------------------------------------------------

 Shares                                                             Value
 ------- -----------------------------------------------------   ------------
 MUTUAL FUND--0.7%
 817,605 AIM Short-Term Investment Co. Prime Portfolio (at net
         asset value)                                            $    817,605
                                                                 ------------
 TOTAL INVESTMENTS
   (identified cost $122,458,026)(2)                             $119,689,533
                                                                 ============

-----------
(1) Certain principal amounts on loan to broker.

(2) The cost of investments for federal tax purposes amounts to $122,458,026. The net unrealized depreciation of investments on a federal tax basis amounts to $2,768,493 which is comprised of $1,235,493 appreciation and $4,003,986 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($121,659,206) at October 31, 1999.


       See Notes which are an integral part of the Financial Statements


                                        SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1999 (Unaudited)
-------------------------------------------------------------------------------

 Principal                                              Credit
   Amount                                              Rating(1)    Value
 ---------- ----------------------------------------   --------- -----------
 LONG-TERM MUNICIPALS--98.0%
            ALABAMA--93.8%
 $1,020,000 Alabama Building Renovation Finance
            Authority, Refunding Revenue Bonds,
            5.25% (AMBAC INS)/(Original Issue Yield:
            4.85%), 9/1/2007                              AAA    $ 1,032,668
    500,000 Alabama Drinking Water Finance
            Authority, (Series A) Revenue Bond,
            4.60% (AMBAC INS), 8/15/2009                  AAA        480,878
  1,000,000 Alabama Drinking Water Finance
            Authority, (Series A) Revenue Bond,
            4.70% (AMBAC INS), 8/15/2011                  AAA        952,017
  1,000,000 Alabama Industrial Access Road and
            Bridge Corp., Revenue Bond, 4.90%
            (Original Issue Yield: 5.00%), 6/1/2005        A1      1,003,350
    500,000 Alabama Industrial Access Road and
            Bridge Corp., Revenue Bond, 5.15%
            (Original Issue Yield: 5.20%), 6/1/2002        A1        509,306
    640,000 Alabama Mental Health Finance Authority,
            Refunding Bond, 4.88% (MBIA INS),
            5/1/2003                                      AAA        648,634
    500,000 Alabama Private Colleges & Universities
            Facilities Authority, (Series A) Revenue
            Bond, 4.90% (FGIC INS), 7/1/2005              AAA        497,522
  1,000,000 Alabama Special Care Facilities Finance
            Authority, Revenue Bonds (Series A),
            4.50% (Charity Obligated
            Group)/(Original Issue Yield: 4.60%),
            11/1/2009                                     AA+        957,967


SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                              Credit
   Amount                                              Rating(1)    Value
 ---------- ----------------------------------------   --------- -----------
 $  500,000 Alabama State Board Education, Revenue
            Bond, 5.00% (Shelton State Community
            College)/(MBIA INS), 10/1/2006                AAA    $   505,811
    750,000 Alabama State Corrections Institution
            Finance Authority (Series A) Crossover
            Refunding Bond, 4.80% (MBIA INS)/
            (Original Issue Yield: 5.00%), 4/1/2002       AAA        760,237
  1,000,000 Alabama State IDA, Special Tax Refunding
            Bonds, 5.00% (Original Issue Yield:
            5.05%), 11/1/2003                              A2      1,013,384
  1,500,000 Alabama State Public School & College
            Authority, (Series A), 5.50% (MBIA
            INS)/(Original Issue Yield: 5.85%),
            9/1/2029                                      AAA      1,389,450
  1,000,000 Alabama State Public School & College
            Authority, (Series C), 5.75%, 7/1/2017         AA        986,280
  1,000,000 Alabama State Public School & College
            Authority, Revenue Bonds, 4.75%
            (Original Issue Yield: 4.85%), 11/1/2006      Aa3      1,003,545
  1,875,000 Alabama State Public School & College
            Authority, Revenue Bonds, 5.00%,
            11/1/2004                                     Aa3      1,917,439
  1,000,000 Alabama State Public School & College
            Authority, Revenue Refunding Bonds,
            4.63% (Original Issue Yield: 4.77%),
            12/1/2002                                     Aa3      1,009,416
  1,000,000 Alabama State Public School & College
            Authority, Revenue Refunding Bonds,
            4.75% (Original Issue Yield: 4.87%),
            12/1/2003                                     Aa3      1,013,303
    800,000 Alabama Water PCA, (Series A) Revenue
            Bonds, 4.75% (AMBAC INS), 8/15/2010           AAA        770,488


                                         SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                             Credit
   Amount                                             Rating(1)    Value
 ---------- ---------------------------------------   --------- -----------
 $1,000,000 Alabama Water PCA, (Series A) Revenue
            Bonds, 4.75% (AMBAC INS), 8/15/2011          AAA    $   956,372
  1,000,000 Alabama Water PCA, (Series A) Revenue
            Bonds, 5.00% (AMBAC INS), 8/15/2004          AAA      1,021,281
  1,000,000 Alabama Water PCA, Revenue Refunding
            Bonds, 4.75% (AMBAC INS), 8/15/2005          AAA      1,002,444
  1,020,000 Alabama Water PCA, Revenue Refunding
            Bonds, 4.75% (AMBAC INS), 8/15/2006          AAA      1,017,003
    500,000 Albertville, AL, GO Unlimited Warrants,
            4.50% (MBIA INS)/(Original Issue Yield:
            4.50%), 2/1/2006                             AAA        489,301
    500,000 Anniston, AL, Regional Medical Center
            Board, (Series A) Revenue Bonds, 4.80%
            (AMBAC INS)/(Original Issue Yield:
            4.90%), 6/1/2010                             AAA        485,831
    500,000 Auburn, AL, GO Unlimited Warrants,
            4.75%, 12/1/2008                              A+        484,548
    500,000 Auburn, AL, GO Unlimited Warrants,
            4.80%, 12/1/2009                              A+        485,193
    500,000 Bessemer, AL, Governmental Utility
            Services Corporation Water Supply,
            Revenue Bonds, 4.55% (MBIA
            INS)/(Original Issue Yield: 4.65%),
            6/1/2007                                     AAA        488,999
    500,000 Birmingham, AL, Waterworks & Sewer
            Board, (Series A) Revenue Refunding
            Bonds, 5.20% (Original Issue Yield:
            5.30%), 1/1/2002                             Aa3        510,560
    105,000 Childersburg, AL, IDB, PCR Bonds, 7.40%
            (Kimberly-Clark Corp.), 11/15/1999            AA        105,168



SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                             Credit
   Amount                                             Rating(1)    Value
 ---------- ---------------------------------------   --------- -----------
 $1,000,000 DCH Health Care Authority, AL, Revenue
            Refunding Bonds, 4.50% (MBIA
            INS)/(Original Issue Yield: 4.55%),
            6/1/2007 AAA $ 981,067 500,000 DCH Health Care Authority, AL,
    Revenue Refunding Bonds, 5.00% (MBIA
            INS),
            6/1/2002                                     AAA        509,083
    165,000 Hartselle, AL, Medical Clinic Board,
            Revenue Bonds, 6.25% (Hospital
            Corporation America), 10/1/2002               NR        165,864
    750,000 Huntsville, AL, Health Care Authority,
            Revenue Refunding Bonds (Series A), 5.00% (MBIA INS)/(Original Issue
            Yield:
            5.05%), 6/1/2009                             AAA        747,143
  1,000,000 Huntsville, AL, Water Systems, Revenue
            Refunding Bonds, 4.63%, 11/1/2006             AA        992,914
    500,000 Jefferson County, AL, Board of
            Education, Refunding Warrants (Series
            A), 4.50% (FSA INS), 2/15/2004               AAA        500,744
  1,000,000 Jefferson County, AL, Board of
            Education, Refunding Warrants (Series
            A), 4.50% (FSA INS), 2/15/2003               AAA      1,004,195
  1,000,000 Jefferson County, AL, Board of Education, School Improvements, 5.35%
            (AMBAC INS)/(Original Issue Yield:
            5.35%), 2/15/2008                            AAA      1,043,740
  1,500,000 Jefferson County, AL, Sewer Revenue
            Bonds (Series D), 5.75% (Original Issue
            Yield: 5.83%), 2/1/2027                      AAA      1,444,950
  1,000,000 Jefferson County, AL, Sewer Revenue
            Refunding Bonds, 5.50% (MBIA
            INS)/(Original Issue Yield: 5.60%),
            9/1/2005                                     AAA      1,051,206


                                         SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                              Credit
   Amount                                              Rating(1)    Value
 ---------- ----------------------------------------   --------- -----------
 $1,000,000 Jefferson County, AL, GO Unlimited
            Warrants, 5.00% (Original Issue Yield:
            5.05%), 4/1/2003                              AA-    $ 1,019,471
  1,500,000 Jefferson County, AL, GO Unlimited
            Warrants, 5.25% (Original Issue Yield:
            5.45%), 4/1/2008                              AA-      1,507,028
    500,000 Madison County, AL, Board of Education,
            Refunding Bonds (Series B), 4.63% (FSA
            INS)/(Original Issue Yield: 4.65%),
            3/1/2011                                      AAA        473,716
  1,000,000 Madison, AL, GO Unlimited Warrants,
            6.00% (MBIA INS)/(Original Issue Yield:
            6.10%), 4/1/2023                              AAA        998,070
    500,000 Mobile County, AL, Board of School
            Commissioners, Warrants, 4.80% (AMBAC
            INS), 3/1/2002                                AAA        504,924
    750,000 Mobile, AL, Water & Sewer Commissioners,
            Revenue Bonds, 4.80% (AMBAC
            INS)/(Original Issue Yield: 4.90%),
            1/1/2004                                      AAA        757,006
    500,000 Montgomery County, AL, GO Unlimited
            Warrants, 5.00%, 11/1/2001                    AAA        506,751
  1,000,000 Montgomery, AL, Baptist Medical Center
            Special Care Facilities Finance
            Authority, Revenue Refunding Bonds
            (Series A), 5.20% (Baptist Medical
            Center, AL)/(AMBAC INS)/(Original Issue
            Yield: 5.30%), 5/1/2013                       AAA        976,315


SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                              Credit
   Amount                                              Rating(1)    Value
 ---------- ----------------------------------------   --------- -----------
 $1,000,000 Montgomery, AL, Baptist Medical Center
            Special Care Facilities Finance
            Authority, Revenue Refunding Bonds
            (Series A), 4.60% (Baptist Medical
            Center, AL)/(AMBAC INS)/(Original Issue
            Yield: 4.70%), 5/1/2009                       AAA    $   967,088
    600,000 Montgomery, AL, Baptist Medical Center
            Special Care Facilities Finance
            Authority, Revenue Refunding Bonds
            (Series A), 5.00% (Baptist Medical
            Center, AL)/(AMBAC INS), 5/1/2007             AAA        603,728
    500,000 Montgomery, AL, GO Unlimited Warrants (Series A), 4.85% (Original
            Issue Yield:
            4.85%), 10/1/2004                              AA        503,462
    500,000 Pelham, AL, GO Unlimited Warrants, 4.60%
            (AMBAC INS), 11/1/2005                        AAA        494,835
    500,000 Pelham, AL, GO Unlimited Warrants, 4.60%
            (AMBAC INS), 11/1/2006                        AAA        491,194
    635,000 Pelham, AL, GO Unlimited Warrants, 4.60%
            (AMBAC INS)/(Original Issue Yield:
            4.65%), 11/1/2008                             AAA        614,525
    700,000 Pelham, AL, GO Unlimited Warrants, 4.60%
            (AMBAC INS)/(Original Issue Yield:
            4.70%), 11/1/2009                             AAA        670,188
    230,000 Pelham, AL, GO Unlimited Warrants, 4.63%
            (AMBAC INS)/(Original Issue Yield:
            4.80%), 11/1/2010                             AAA        218,003


                                         SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal                                              Credit
   Amount                                              Rating(1)    Value
 ---------- ----------------------------------------   --------- -----------
 $1,590,000 Shelby County, AL, Board of Education,
            GO Limited Warrants (Series A), 4.75%
            (AMBAC INS), 2/1/2009                         AAA    $ 1,543,521
    500,000 The Board of Trustees of the University of Alabama, Revenue Bonds
            (Series A), 5.25% (AMBAC INS)/(Original Issue Yield:
            5.25%), 6/1/2010                              AAA        501,690
    500,000 The Board of Trustees of the University
            of Alabama, Revenue Bonds (Series A),
            5.25% (AMBAC INS), 6/1/2008                   AAA        512,126
  1,000,000 The Board of Trustees of the University of Alabama, Revenue
            Refunding Bonds (Series C), 4.60% (Original Issue Yield:
            4.70%), 10/1/2004                             AA-        998,658
  1,000,000 The Board of Trustees of the University of Alabama, Revenue
            Refunding Bonds, 4.50% (AMBAC INS)/(Original Issue Yield:
            4.60%), 6/1/2002                              AAA      1,006,033
    500,000 The Board of Trustees of the University of Alabama, Revenue
            Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield:
            4.65%), 6/1/2008                              AAA        487,856
    500,000 Tuscaloosa, AL, City Board of Education, Refunding Bonds, 5.38%
            (AMBAC INS),
            2/15/2001                                     AAA        506,947
    500,000 University of South Alabama, Revenue
            Refunding Bonds, 4.60% (AMBAC
            INS)/(Original Issue Yield: 4.70%),
            11/15/2007                                    AAA        488,492


SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                               Credit
 or Shares                                             Rating(1)    Value
 ---------- ----------------------------------------   --------- -----------
 $  500,000 Walker County, AL, Public Building
            Authority, Refunding Bonds, 4.20% (AMBAC
            INS)/ (Original Issue Yield: 4.20%),
            12/1/2002                                     AAA    $   497,838
                                                                 -----------
            TOTAL                                                 49,788,766
                                                                 -----------
            PUERTO RICO--4.2%
    750,000 Puerto Rico Commonwealth, Aqueduct &
            Sewer Authority, Revenue Refunding
            Bonds, 4.90% (Commonwealth of Puerto
            Rico LOC)/(Original Issue Yield: 4.95%),
            7/1/2004                                        A        761,522
    500,000 Puerto Rico Commonwealth, GO UT, 4.50%,
            7/1/2001                                        A        502,693
    500,000 Puerto Rico, Electric Power Authority,
            Revenue Bonds (Series DD), 5.00% (FSA
            INS), 7/1/2009                                AAA        497,693
    500,000 Puerto Rico, Public Building Authority,
            Revenue Bonds (Series B), 5.13% (MBIA
            INS)/(Original Issue Yield: 5.40%),
            7/1/2017                                      AAA        456,488
                                                                 -----------
            TOTAL                                                  2,218,396
                                                                 -----------
 TOTAL LONG-TERM MUNICIPALS  (identified cost
 $52,707,969)                                                     52,007,162
                                                                 -----------
 MUTUAL FUND--0.4%
    201,883 Federated Tax-Free Obligations Fund (at
            net asset value)                                         201,883
                                                                 -----------
 TOTAL INVESTMENTS  (identified cost $52,909,852)(2)             $52,209,045
                                                                 ===========



                                        SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                       October 31, 1999 (Unaudited) (Concluded)
-------------------------------------------------------------------------------

(1) Please refer to "Investment Ratings" in the Statement of Additional Information for an explanation of the credit ratings.

(2) The cost of investments for federal tax purposes amounts to $52,909,852. The net unrealized depreciation of investments on a federal tax basis amounts to $700,807 which is comprised of $254,649 appreciation and $955,456 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($53,061,665) at October 31, 1999.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation IDA--Industrial Development Authority IDB--Industrial Development Bond
INS--Insured LOC--Letter of Credit MBIA--Municipal Bond Investors Assurance
PCA--Pollution Control Authority PCR--Pollution Control Revenue UT--Unlimited
Tax


       See Notes which are an integral part of the Financial Statements



SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                           Value
 ---------- ----------------------------------   ------------
 COMMON STOCKS--97.1%
            BASIC MATERIALS--1.9%
    215,000 Lafarge Corp.                        $  6,382,813
                                                 ------------
            CAPITAL GOODS--9.5%
     87,500 Honeywell, Inc.                         9,225,781
    170,000 Ingersoll-Rand Co.                      8,882,500
    140,300 (1)Jacobs Engineering Group, Inc.       4,980,650
     85,000 United Technologies Corp.               5,142,500
    259,300 (1)Wolverine Tube, Inc.                 3,565,375
                                                 ------------
            TOTAL                                  31,796,806
                                                 ------------
            CONSUMER CYCLICAL--8.8%
    245,000 Deluxe Corp.                            6,921,250
    225,000 (1)Jones Apparel Group, Inc.            7,115,625
    245,000 Masco Corp.                             7,472,500
    150,000 (1)School Specialty, Inc.               2,221,875
    250,000 Sherwin-Williams Co.                    5,593,750
                                                 ------------
            TOTAL                                  29,325,000
                                                 ------------
            CONSUMER STAPLES--5.6%
    279,300 Dial Corp.                              6,528,638
    155,000 PepsiCo, Inc.                           5,376,563
    250,000 Sara Lee Corp.                          6,765,625
                                                 ------------
            TOTAL                                  18,670,826
                                                 ------------
            ENERGY--8.8%
    155,000 Coastal Corp.                           6,529,375
    195,000 Conoco, Inc., Class B                   5,289,375
    185,000 Halliburton Co.                         6,972,187
    200,000 Transocean Offshore, Inc.               5,437,500
    180,000 USX-Marathon Group                      5,242,500
                                                 ------------
            TOTAL                                  29,470,937
                                                 ------------
            FINANCE--16.3%
    180,000 Ace, Ltd.                               3,498,750
    110,000 Ambac Financial Group, Inc.             6,572,500
     67,500 American International Group, Inc.      6,948,281
     97,000 Bank of America Corp                    6,244,375
    170,000 Bank of New York Co., Inc.              7,118,750


                                                           SOUTHTRUST VALUE FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                              Value
 --------- -------------------------------------   ------------
    85,000 Chase Manhattan Corp.                   $  7,426,875
   119,000 Federal National Mortgage Association      8,419,250
   115,000 SunTrust Banks, Inc.                       8,416,562
                                                   ------------
           TOTAL                                     54,645,343
                                                   ------------
           HEALTH CARE--11.3%
   120,000 Abbott Laboratories                        4,845,000
    65,000 Aetna, Inc.                                3,266,250
    98,000 Bristol-Myers Squibb Co.                   7,527,625
   600,000 (1)HEALTHSOUTH, Corp.                      3,450,000
    62,500 Johnson & Johnson                          6,546,875
   110,000 Merck & Co., Inc.                          8,751,875
   170,000 (1)Tenet Healthcare Corp.                  3,304,375
                                                   ------------
           TOTAL                                     37,692,000
                                                   ------------
           MISCELLANEOUS--1.2%
   363,500 (1)Modis Professional Services, Inc.       4,066,656
                                                   ------------
           RETAIL--5.1%
   115,000 (1)Federated Department Stores, Inc.       4,909,063
   110,000 Lowe's Cos., Inc.                          6,050,000
   495,000 (1)Office Depot, Inc.                      6,156,562
                                                   ------------
           TOTAL                                     17,115,625
                                                   ------------
           TECHNOLOGY--21.2%
    92,500 (1)ADC Telecommunications, Inc.            4,411,094
   100,000 (1)Computer Sciences Corp.                 6,868,750
   145,000 Diebold, Inc.                              3,806,250
   145,000 First Data Corp.                           6,624,688
   225,000 Harris Corp.                               5,048,438
    64,000 Hewlett-Packard Co.                        4,740,000
    93,000 Intel Corp.                                7,201,688
    80,000 International Business Machines Corp.      7,870,000
   110,000 (1)Sun Microsystems, Inc.                 11,639,374
   215,000 (1)SunGuard Data Systems, Inc.             5,254,063
   155,000 (1)Symantec Corp.                          7,401,250
                                                   ------------
           TOTAL                                     70,865,595
                                                   ------------


SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Concluded)
-------------------------------------------------------------------------------

  Shares                                                      Value
 --------- ---------------------------------------------   ------------
           TELECOMMUNICATION
           SERVICES--7.4%
   120,000 AT&T Corp.                                      $  5,610,000
   138,000 GTE Corp.                                         10,350,000
   119,600 Sprint Corp.                                       8,887,774
                                                           ------------
           TOTAL                                             24,847,774
                                                           ------------
 TOTAL COMMON STOCKS
   (identified cost $246,234,786)                           324,879,375
                                                           ------------
 MUTUAL FUND--1.6%
 5,190,691 AIM Short-Term Investment Co. Prime Portfolio
           (at net asset value)                               5,190,691
                                                           ------------
 TOTAL INVESTMENTS
   (identified cost $251,425,477)(2)                       $330,070,066
                                                           ============

-----------
(1)  Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $251,425,477. The net unrealized appreciation of investments on a federal tax basis amounts to $78,644,589 which is comprised of $96,457,274 appreciation and $17,812,685 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($334,650,099) at October 31, 1999.


       See Notes which are an integral part of the Financial Statements


                                                         SOUTHTRUST GROWTH FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 1999 (Unaudited)
-------------------------------------------------------------------------------

  Shares                                             Value
 -------- -------------------------------------   -----------
 Common Stocks--98.6%
          CONSUMER NON-DURABLES--12.0%
   13,000 Anheuser-Busch Cos., Inc.               $   933,563
   14,000 BestFoods                                   822,500
   18,000 Coca-Cola Co.                             1,062,000
   35,500 Dial Corp.                                  829,813
   23,500 Gillette Co.                                850,406
   30,000 PepsiCo, Inc.                             1,040,625
   32,000 Philip Morris Cos., Inc.                    806,000
   15,000 Procter & Gamble Co.                      1,573,125
   37,800 Sara Lee Corp.                            1,022,962
                                                  -----------
          TOTAL                                     8,940,994
                                                  -----------
          CONSUMER SERVICES--2.0%
   20,000 McDonald's Corp.                            825,000
   26,100 The Walt Disney Co.                         688,388
                                                  -----------
          TOTAL                                     1,513,388
                                                  -----------
          ELECTRONIC TECHNOLOGY--16.2%
   21,000 Hewlett-Packard Co.                       1,555,313
   34,400 Intel Corp.                               2,663,850
   27,500 International Business Machines Corp.     2,705,313
   12,200 Motorola, Inc.                            1,188,738
   38,000 (1)Sun Microsystems, Inc.                 4,020,874
                                                  -----------
          TOTAL                                    12,134,088
                                                  -----------
          ENERGY MINERALS--0.5%
    4,500 Exxon Corp.                                 333,280
                                                  -----------
          FINANCE--17.9%
   29,651 American International Group, Inc.        3,052,200
   17,000 Bank of America Corp                      1,094,375
   48,400 Bank of New York Co., Inc.                2,026,750
    9,000 Chase Manhattan Corp.                       786,375
   16,850 Chubb Corp.                                 924,644
   26,100 Fannie Mae                                1,846,574
   22,500 Providian Financial Corp.                 2,452,500
   16,600 SunTrust Banks, Inc.                      1,214,913
                                                  -----------
          TOTAL                                    13,398,331
                                                  -----------



SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                     Value
 -------- -----------------------------   -----------
          HEALTH TECHNOLOGY--11.4%
   36,500 Abbott Laboratories             $ 1,473,688
   40,000 Bristol-Myers Squibb Co.          3,072,500
    8,500 Johnson & Johnson                   890,375
   21,500 Merck & Co., Inc.                 1,710,593
   34,200 Pfizer, Inc.                      1,350,900
                                          -----------
          TOTAL                             8,498,056
                                          -----------
          INDUSTRIAL SERVICES--1.4%
   28,500 Halliburton Co.                   1,074,093
                                          -----------
          PROCESS INDUSTRIES--1.0%
   34,500 Sherwin-Williams Co.                771,938
                                          -----------
          PRODUCER MANUFACTURING--9.0%
   12,000 AlliedSignal, Inc.                  683,250
   12,500 Caterpillar, Inc.                   690,625
   18,975 General Electric Co.              2,572,297
    3,600 Honeywell, Inc.                     379,575
    8,400 Illinois Tool Works, Inc.           615,300
   16,900 Ingersoll-Rand Co.                  883,025
   30,000 Masco Corp.                         915,000
                                          -----------
          TOTAL                             6,739,072
                                          -----------
          RETAIL TRADE--11.1%
   43,000 Home Depot, Inc.                  3,246,500
   40,000 (1)Staples, Inc.                    887,500
   57,000 Wal-Mart Stores, Inc.             3,231,188
   37,000 Walgreen Co.                        931,938
                                          -----------
          TOTAL                             8,297,126
                                          -----------
          TECHNOLOGY SERVICES--4.0%
   14,000 (1)Computer Sciences Corp.          961,625
   10,000 Electronic Data Systems Corp.       585,000
    8,700 First Data Corp.                    397,481
   11,500 (1)Microsoft Corp.                1,064,469
                                          -----------
          TOTAL                             3,008,575
                                          -----------
          UTILITIES--12.1%
   16,500 AT&T Corp.                          771,375
   56,000 Coastal Corp.                     2,359,000


                                                          SOUTHTRUST GROWTH FUND
                                                        PORTFOLIO OF INVESTMENTS
                                        October 31, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

  Shares                                                     Value
 -------- ---------------------------------------------   -----------
   24,700 GTE Corp.                                       $ 1,852,500
   10,000 (1)MCI Worldcom, Inc.                               858,125
   17,634 SBC Communications, Inc.                            898,232
   30,600 Sprint Corp.                                      2,273,964
                                                          -----------
          TOTAL                                             9,013,196
                                                          -----------
 TOTAL COMMON STOCKS
   (identified cost $37,823,010)                           73,722,137
                                                          -----------
 MUTUAL FUND--1.3%
  995,813 AIM Short-Term Investment Co. Prime Portfolio
          (at net asset value)                                995,813
                                                          -----------
 TOTAL INVESTMENTS
   (identified cost $38,818,823)(2)                       $74,717,950
                                                          ===========

-----------
(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $38,818,823. The net unrealized appreciation of investments on a federal tax basis amounts to $35,899,127 which is comprised of $36,846,090 appreciation and $946,963 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($74,769,282) at October 31, 1999.


        See Notes which are an integral part of the Financial Statements


SOUTHTRUST FUNDS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                        U.S.
                                      Treasury
                                    Money Market   Income            Bond
                                        Fund        Fund             Fund
                                    ------------ -----------     ------------
Assets:
 Investments in repurchase
   agreements.....................  $546,495,000 $        --     $         --
 Investments in securities........   174,584,343  59,518,560      119,689,533
                                    ------------ -----------     ------------
 Total investments in securities,
   at value.......................  $721,079,343 $59,518,560     $119,689,533
                                    ------------ -----------     ------------
 Short-term investments held as
   collateral for securities
   lending........................            --          --       38,174,623
 Cash.............................           150          50               --
 Income receivable................     2,073,528     826,802        1,993,614
 Receivable for investments sold..            --   2,024,354               --
 Receivable for shares sold.......            --          --            2,728
 Deferred organizational costs....            --       3,976               --
                                    ------------ -----------     ------------
 Total assets.....................   723,153,021  62,373,742      159,860,498
                                    ------------ -----------     ------------
Liabilities:
 Payable for investments
   purchased......................            --     998,824               --
 Payable for shares redeemed......            --          56               --
 Payable to Bank..................            --          --               --
 Payable on collateral to broker..            --          --       38,174,623
 Income distribution payable......     2,871,267          --               --
 Accrued expenses.................       104,247      23,393           26,669
                                    ------------ -----------     ------------
 Total liabilities................     2,975,514   1,022,273       38,201,292
                                    ------------ -----------     ------------
Net Assets Consist of:
 Paid in capital..................   720,177,507  64,186,517      125,268,097
 Net unrealized appreciation
   (depreciation) of investments..            --  (1,074,495)(1)   (2,768,493)
 Accumulated net realized gain
   (loss) on investments..........            --  (1,793,961)      (1,019,357)
 Undistributed net investment
   income.........................            --      33,408          178,959
                                    ------------ -----------     ------------
 Total Net Assets.................  $720,177,507 $61,351,469     $121,659,206
                                    ------------ -----------     ------------
 Shares Outstanding...............   720,177,507   6,423,121       12,376,840
                                    ------------ -----------     ------------
 Net Asset Value Per Share:
   (Net Assets/Shares
   Outstanding)...................  $       1.00 $      9.55     $       9.83
                                    ------------ -----------     ------------
 Offering Price Per Share(3)......            -- $      9.90(4)  $      10.19(4)
                                    ------------ -----------     ------------
 Redemption Proceeds Per Share(3).            -- $      9.45(6)  $       9.73(6)
                                    ------------ -----------     ------------
 Investments, at identified cost..            --  60,593,055      122,458,026
                                    ------------ -----------     ------------
 Investments, at tax cost.........            --  60,593,055      122,458,026
                                    ============ ===========     ============

        See Notes which are an integral part of the Financial Statements


                                                               SOUTHTRUST FUNDS
                                            STATEMENT OF ASSETS AND LIABILITIES
                                       October 31, 1999 (Unaudited) (Concluded)
-------------------------------------------------------------------------------

                                     Alabama
                                    Tax-Free          Value          Growth
                                   Income Fund         Fund           Fund
                                   -----------     ------------    -----------
Assets:
 Investments in repurchase
   agreements..................... $        --     $         --    $        --
 Investments in securities........  52,209,045      330,070,066     74,717,950
                                   -----------     ------------    -----------
 Total investments in securities,
   at value....................... $52,209,045     $330,070,066    $74,717,950
                                   -----------     ------------    -----------
 Short-term investments held as
   collateral for securities
   lending........................          --               --             --
 Cash.............................       9,235               --         44,561
 Income receivable................     861,556          261,481         63,916
 Receivable for investments sold..          --        8,493,989             --
 Receivable for shares sold.......          --           20,970            100
 Deferred organizational costs....          --               --             --
                                   -----------     ------------    -----------
 Total assets.....................  53,079,836      338,846,506     74,826,527
                                   -----------     ------------    -----------
Liabilities:
 Payable for investments
   purchased......................          --        3,242,961             --
 Payable for shares redeemed......          --            5,653             --
 Payable to Bank..................          --          892,122             --
 Payable on collateral to broker..          --               --             --
 Income distribution payable......          --               --             --
 Accrued expenses.................      18,171           55,671         57,245
                                   -----------     ------------    -----------
 Total liabilities................      18,171        4,196,407         57,245
                                   -----------     ------------    -----------
Net Assets Consist of:
 Paid in capital..................  53,802,568      237,023,563     36,990,143
 Net unrealized appreciation
   (depreciation) of investments..    (700,807)(1)   78,644,589     35,899,127(2)
 Accumulated net realized gain
   (loss) on investments..........     (89,761)      18,874,774      1,867,870
 Undistributed net investment
   income.........................      49,665          107,173         12,142
                                   -----------     ------------    -----------
 Total Net Assets................. $53,061,665     $334,650,099    $74,769,282
                                   -----------     ------------    -----------
 Shares Outstanding...............   5,309,163       19,611,384      7,171,228
                                   -----------     ------------    -----------
 Net Asset Value Per Share:
  (Net Assets/Shares Outstanding). $      9.99     $      17.06    $     10.43
                                   -----------     ------------    -----------
 Offering Price Per Share(3)...... $     10.35(4)  $      17.86(5) $     10.92(5)
                                   -----------     ------------    -----------
 Redemption Proceeds Per Share(3). $      9.89(6)  $      16.89(6) $     10.33(6)
                                   -----------     ------------    -----------
 Investments, at identified cost..  52,909,852      251,425,477     38,818,823
                                   -----------     ------------    -----------
 Investments, at tax cost.........  52,909,852      251,425,477     38,818,823
                                   ===========     ============    ===========

-----------
(1) Includes $(14,647) and $(744,116), respectively, of unrealized depreciation at August 20, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.
(2) Includes $24,978,778 and $9,888,439, respectively, of unrealized appreciation at August 20, 1999 and August 27, 1999, related to the tax-free transfer of assets from the Common Trust Funds managed by the Adviser.
(3) See "What Do Shares Cost?" in the prospectus. (4) Computation of offering price: 100/96.5 of net asset value. (5) Computation of offering price: 100/95.5 of net asset value. (6) Computation of redemption proceeds: 99/100 of net asset value.
       See Notes which are an integral part of the Financial Statements


SOUTHTRUST FUNDS
STATEMENT OF OPERATIONS
Six Months Ended October 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                               U.S.
                             Treasury                                 Alabama
                           Money Market    Income        Bond         Tax-Free
                               Fund         Fund         Fund      Income Fund(1)
                           ------------  -----------  -----------  --------------
Investment Income:
 Dividends...............  $        --   $    33,075  $        --     $     --
 Interest................   17,811,180     1,920,107    4,182,303      487,568
                           -----------   -----------  -----------     --------
 Total income............   17,811,180     1,953,182    4,182,303      487,568
                           -----------   -----------  -----------     --------
Expenses:
 Investment advisory fee.    1,783,627       173,116      383,252       63,731
 Administrative personnel
   and services fee......      369,841        50,410       66,258       10,858
 Custodian fees..........       30,405         2,885        6,388        1,182
 Transfer and dividend
   disbursing agent fees
   and expenses..........        1,093         9,960        5,839        6,690
 Directors'/Trustees'
   fees..................        9,262           575        2,393          412
 Auditing fees...........        6,666         6,775        7,834        2,611
 Legal fees..............        3,703         1,205        3,169        1,099
 Portfolio accounting
   fees..................       42,551        20,469       22,409        8,305
 Shareholder services
   fee...................      407,444        34,161       70,212       26,554
 Share registration
   costs.................       17,005         6,287        6,987        8,630
 Printing and postage....        4,059         3,015        3,586        2,338
 Insurance premiums......          935           365          696          826
 Miscellaneous...........        6,040         8,725        6,175        1,378
                           -----------   -----------  -----------     --------
 Total expenses..........    2,682,631       317,948      585,198      134,614
                           -----------   -----------  -----------     --------
Waivers--
 Waiver of investment
   advisory fee..........     (677,778)      (86,558)          --      (42,487)
 Waiver of shareholder
   services fee..........     (325,955)      (27,329)     (56,170)     (21,244)
 Waiver of administrative
   personnel and services
   fee...................           --       (20,480)          --           --
                           -----------   -----------  -----------     --------
 Total waivers...........   (1,003,733)     (134,367)     (56,170)     (63,731)
                           -----------   -----------  -----------     --------
 Net expenses............    1,678,898       183,581      529,028       70,883
                           -----------   -----------  -----------     --------
  Net investment income..   16,132,282     1,769,601    3,653,275      416,685
                           -----------   -----------  -----------     --------
Realized and Unrealized
Gain
(Loss) on Investments:
 Net realized gain (loss)
   on investments........           --      (272,524)    (687,011)     (89,761)
 Change in unrealized
   appreciation
   (depreciation) of
   investments...........           --    (1,094,150)  (4,641,282)      43,309
                           -----------   -----------  -----------     --------
 Net realized and
   unrealized gain (loss)
   on investments........           --    (1,366,674)  (5,328,293)     (46,452)
                           -----------   -----------  -----------     --------
  Change in net assets
   resulting
   from operations.......  $16,132,282   $   402,927  $(1,675,018)    $370,233
                           ===========   ===========  ===========     ========

-----------
(1) Reflects operations for the period from August 20, 1999 (date of initial public investment) to October 31, 1999.

        See Notes which are an integral part of the Financial Statements


                                                                SOUTHTRUST FUNDS
                                                         STATEMENT OF OPERATIONS
                           Period Ended October 31, 1999 (Unaudited) (Concluded)
--------------------------------------------------------------------------------

                                                          Value        Growth
                                                           Fund       Fund(1)
                                                       ------------  ----------
Investment Income:
 Dividends...........................................  $  2,238,380  $  157,687
 Interest............................................       209,497       6,883
                                                       ------------  ----------
 Total income........................................     2,447,877     164,570
                                                       ------------  ----------
Expenses:
 Investment advisory fee.............................     1,386,562      96,511
 Administrative personnel and services fee...........       191,871      13,156
 Custodian fees......................................        18,488       1,446
 Transfer and dividend disbursing agent fees and
   expenses..........................................         3,163       7,051
 Directors'/Trustees' fees...........................         5,733         435
 Auditing fees.......................................         7,077       2,757
 Legal fees..........................................         2,219       1,161
 Portfolio accounting fees...........................        32,323       8,858
 Shareholder services fee............................       191,995      32,170
 Share registration costs............................         7,268       9,832
 Printing and postage................................         3,200       2,465
 Insurance premiums..................................         2,120         869
 Miscellaneous.......................................         7,136       1,453
                                                       ------------  ----------
 Total expenses......................................     1,859,155     178,164
                                                       ------------  ----------
Waivers--
 Waiver of investment advisory fee...................            --          --
 Waiver of shareholder services fee..................      (153,596)    (25,736)
 Waiver of administrative personnel and services fee.            --          --
                                                       ------------  ----------
 Total waivers.......................................      (153,596)    (25,736)
                                                       ------------  ----------
 Net expenses........................................     1,705,559     152,428
                                                       ------------  ----------
  Net investment income..............................       742,318      12,142
                                                       ------------  ----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain (loss) on investments.............    18,991,207   1,867,870
 Change in unrealized appreciation (depreciation) of
   investments.......................................   (24,946,982)  1,031,910
                                                       ------------  ----------
 Net realized and unrealized gain (loss) on
   investments.......................................    (5,955,775)  2,899,780
                                                       ------------  ----------
  Change in net assets resulting from operations.....  $ (5,213,457) $2,911,922
                                                       ============  ==========

-----------
(1) Reflects operations for the period from August 20, 1999 (date of initial public investment) to October 31, 1999.

        See Notes which are an integral part of the Financial Statements


SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                 U.S. Treasury                    Income
                              Money Market Fund                    Fund
                         ------------------------------  -------------------------
                          Six Months                     Six Months
                             Ended                          Ended
                          (unaudited)     Year Ended     (unaudited)   Year Ended
                          October 31,      April 30,     October 31,   April 30,
                             1999            1999           1999          1999
                         -------------  ---------------  -----------  ------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income.. $  16,132,282  $    29,303,763  $ 1,769,601  $  2,624,430
 Net realized gain
   (loss) on
   investments..........            --               --     (272,524)      113,077
 Net change in
   unrealized
   appreciation
   (depreciation)
   of investments.......            --               --   (1,094,150)     (386,729)
                         -------------  ---------------  -----------  ------------
 Change in net assets
   resulting
   from operations......    16,132,282       29,303,763      402,927     2,350,778
                         -------------  ---------------  -----------  ------------
Distributions to
Shareholders--
 Distributions from net
   investment income....   (16,132,282)     (29,303,763)  (1,772,458)   (2,625,125)
 Distributions from net
   realized gain on
   investment
   transactions.........            --               --           --            --
                         -------------  ---------------  -----------  ------------
 Change in net assets
   from distributions to
   shareholders.........   (16,132,282)     (29,303,763)  (1,772,458)   (2,625,125)
                         -------------  ---------------  -----------  ------------
Share Transactions--
 Proceeds from sale of
   shares...............   801,128,323    2,420,255,869   11,135,480    27,055,242
 Proceeds from shares
   issued in connection
   with the tax-free
   transfer of assets
   from the Common Trust
   Funds................            --               --    6,361,767            --
 Net asset value of
   shares issued
   to shareholders in
   payment
   of distributions
   declared.............     6,236,978        2,316,665      795,517         1,107
 Cost of shares
   redeemed.............  (774,871,236)  (2,366,757,874)  (8,017,270)  (14,305,452)
                         -------------  ---------------  -----------  ------------
 Change in net assets
   resulting from share
   transactions.........    32,494,065       55,814,660   10,275,494    12,750,897
                         -------------  ---------------  -----------  ------------
 Change in net assets...    32,494,065       55,814,660    8,905,963    12,476,550
Net Assets:
 Beginning of period....   687,683,442      631,868,782   52,445,506    39,968,956
                         -------------  ---------------  -----------  ------------
 End of period.......... $ 720,177,507  $   687,683,442  $61,351,469  $ 52,445,506
                         -------------  ---------------  -----------  ------------
 Undistributed net
   investment income
   included in net
   assets at the end of
   the period........... $          --  $            --  $    33,408  $     36,265
                         =============  ===============  ===========  ============
 Net gain (loss) as
   computed for federal
   tax purposes......... $          --  $            --  $  (272,524) $         --
                         =============  ===============  ===========  ============

        See Notes which are an integral part of the Financial Statements


                                                               SOUTHTRUST FUNDS
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Continued)
-------------------------------------------------------------------------------

                                                                     Alabama
                                                 Bond               Tax-Free
                                                 Fund              Income Fund
                                       --------------------------  -----------
                                        Six Months                   Period
                                          Ended                       Ended
                                       (unaudited)    Year Ended   (unaudited)
                                       October 31,    April 30,    October 31,
                                           1999          1999        1999(1)
                                       ------------  ------------  -----------
Increase (Decrease) in Net Assets:
Operations--
 Net investment income................ $  3,653,275  $  6,543,440  $   416,685
 Net realized gain (loss) on
   investments........................     (687,011)    1,552,929      (89,761)
 Net change in unrealized appreciation
   (depreciation) of investments......   (4,641,282)   (1,619,125)      43,309
                                       ------------  ------------  -----------
 Change in net assets resulting from
   operations.........................   (1,675,018)    6,477,244      370,233
                                       ------------  ------------  -----------
Distributions to Shareholders--
 Distributions from net investment
   income.............................   (3,556,976)   (6,596,944)    (367,020)
 Distributions from net realized gain
   on investment transactions.........           --    (2,103,163)          --
                                       ------------  ------------  -----------
 Change in net assets from
   distributions to shareholders......   (3,556,976)   (8,700,107)    (367,020)
                                       ------------  ------------  -----------
Share Transactions--
 Proceeds from sale of shares.........   10,238,837    37,707,215    2,153,547
 Proceeds from shares issued in
   connection with the tax-free
   transfer of assets from the Common
   Trust Funds........................           --            --   57,200,317
 Net asset value of shares issued to
   shareholders
   in payment of distributions
   declared...........................    2,919,149        36,387        2,846
 Cost of shares redeemed..............  (16,162,360)  (20,275,478)  (6,298,258)
                                       ------------  ------------  -----------
 Change in net assets resulting from
   share transactions.................   (3,004,374)   17,468,124   53,058,452
                                       ------------  ------------  -----------
 Change in net assets.................   (8,236,368)   15,245,261   53,061,665
Net Assets:
 Beginning of period..................  129,895,574   114,650,313           --
                                       ------------  ------------  -----------
 End of period........................ $121,659,206  $129,895,574  $53,061,665
                                       ------------  ------------  -----------
 Undistributed net investment income
   included
   in net assets at the end of the
   period............................. $    178,959  $     82,523  $    49,665
                                       ============  ============  ===========
 Net gain (loss) as computed for
   federal tax purposes............... $   (687,011) $  1,866,223  $   (89,761)
                                       ============  ============  ===========

-----------
(1) Reflects operations for the period from August 20, 1999 (date of initial public investment) to October 31, 1999.

       See Notes which are an integral part of the Financial Statements


SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)
--------------------------------------------------------------------------------

                                                 Value               Growth
                                                 Fund                 Fund
                                       --------------------------  -----------
                                        Six Months                   Period
                                          Ended                       Ended
                                       (unaudited)    Year Ended   (unaudited)
                                       October 31,    April 30,    October 31,
                                           1999          1999        1999(1)
                                       ------------  ------------  -----------
Increase (Decrease) in Net Assets:
Operations--
 Net investment income................ $    742,318  $  1,761,228  $    12,142
 Net realized gain on investments.....   18,991,207    12,149,054    1,867,870
 Net change in unrealized appreciation
   (depreciation) of investments......  (24,946,982)      258,129    1,031,910
                                       ------------  ------------  -----------
 Change in net assets resulting from
   operations.........................   (5,213,457)   14,168,411    2,911,922
                                       ------------  ------------  -----------
Distributions to Shareholders--
 Distributions from net investment
   income.............................     (711,653)   (1,741,817)          --
 Distributions from net realized gain
   on investment transactions.........  (12,143,371)  (34,486,631)          --
                                       ------------  ------------  -----------
 Change in net assets from
   distributions to shareholders......  (12,855,024)  (36,228,448)          --
                                       ------------  ------------  -----------
Share Transactions--
 Proceeds from sale of shares.........    6,300,632    45,298,138    2,520,202
 Proceeds from shares issued in
   connection with the tax-free
   transfer of assets from
   the Common Trust Funds.............           --            --   70,325,290
 Net asset value of shares issued to
   shareholders in payment of
   distributions declared.............   11,277,132    31,652,987           --
 Cost of shares redeemed..............  (53,590,467)  (79,016,339)    (988,132)
                                       ------------  ------------  -----------
 Change in net assets resulting from
   share transactions.................  (36,012,703)   (2,065,214)  71,857,360
                                       ------------  ------------  -----------
 Change in net assets.................  (54,081,184)  (24,125,251)  74,769,282
Net Assets:
 Beginning of period..................  388,731,283   412,856,534           --
                                       ------------  ------------  -----------
 End of period........................ $334,650,099  $388,731,283  $74,769,282
                                       ------------  ------------  -----------
 Undistributed net investment income
   included in net assets at the end
   of the period...................... $    107,173  $     76,905  $    12,142
                                       ============  ============  ===========
 Net gain as computed for federal tax
   purposes........................... $ 18,991,207  $ 12,144,199  $ 1,867,870
                                       ============  ============  ===========

-----------
(1) Reflects operations for the period from August 20, 1999 (date of initial public investment) to October 31, 1999.

        See Notes which are an integral part of the Financial Statements




                      [This Page Intentionally Left Blank]




SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                                                        Distributions
           Net asset             Net realized             Distributions   from net
  Year      value,      Net     and unrealized Total from   from net      realized
  Ended    beginning investment gain (loss) on investment  investment      gain on
April 30,  of period   income    investments   operations    income      investments
---------  --------- ---------- -------------- ---------- ------------- -------------
U.S.Treasury
Money Market Fund
 1995       $ 1.00      0.05           --         0.05        (0.05)           --
 1996       $ 1.00      0.05           --         0.05        (0.05)           --
 1997       $ 1.00      0.05           --         0.05        (0.05)           --
 1998       $ 1.00      0.05           --         0.05        (0.05)           --
 1999       $ 1.00      0.05           --         0.05        (0.05)           --
 1999(3)    $ 1.00      0.02           --         0.02        (0.02)           --

Income Fund
 1996(5)    $10.00      0.16        (0.25)       (0.09)       (0.14)           --
 1997       $ 9.77      0.56        (0.09)        0.47        (0.56)           --
 1998       $ 9.68      0.58         0.13         0.71        (0.58)           --
 1999       $ 9.81      0.57        (0.03)        0.54        (0.57)           --
 1999(3)    $ 9.78      0.29        (0.23)        0.06        (0.29)           --

Bond Fund
 1995       $10.04      0.61        (0.09)        0.52        (0.61)           --
 1996       $ 9.95      0.59         0.03         0.62        (0.56)           --
 1997       $10.01      0.61        (0.03)        0.58        (0.64)           --
 1998       $ 9.95      0.60         0.45         1.05        (0.60)           --
 1999       $10.40      0.55         0.02         0.57        (0.56)        (0.18)
 1999(3)    $10.24      0.29        (0.42)       (0.13)       (0.28)           --

Alabama Tax-Free
Fund
 1999(6)    $10.00      0.08        (0.02)        0.06        (0.07)           --

Value Fund
 1995       $10.08      0.20         1.43         1.63        (0.20)           --
 1996       $11.51      0.23         3.33         3.56        (0.23)        (0.44)
 1997       $14.40      0.20         2.59         2.79        (0.21)        (1.17)
 1998       $15.81      0.15         5.26         5.41        (0.15)        (2.02)
 1999       $19.05      0.08         0.43         0.51        (0.08)        (1.58)
 1999(3)    $17.90      0.04        (0.28)       (0.24)       (0.03)        (0.57)
Growth Fund
 1999(6)    $10.00      0.00(7)      0.43         0.43           --            --

-----------
(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
(3) Six months ended October 31, 1999 (unaudited). (4) Computed on an annualized basis. (5) Reflects operations for the period from January 10, 1996 (date of initial public investment) to April 30, 1996.
(6) Reflects operations for the period from August 20, 1999 (date of initial public investment) to October 31, 1999 (unaudited).
(7) Less than $0.01 per share.


                                                                SOUTHTRUST FUNDS
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                (For a share outstanding throughout each period)

                          Ratios to average net assets
                                --------------------------------------------
                                                                      Net        Net
                Net                                                 invest-     assets  Port-
               asset                           Net                    ment      end of  folio
               value,                        invest-     Expenses    income     period  turn-
    Total      end of   Total                 ment        (after     (after      (000   over
distributions  period return(1) Expenses(2) income(2)    waivers)   waivers)   omitted) rate
-------------  ------ --------- ----------- ---------    --------   --------   -------- -----
    (0.05)     $ 1.00    4.62%     0.73%      4.26%       0.43%      4.56%     $314,200  --
    (0.05)     $ 1.00    5.26%     0.70%      4.89%       0.48%      5.11%     $445,729  --
    (0.05)     $ 1.00    4.88%     0.71%      4.58%       0.51%      4.78%     $524,462  --
    (0.05)     $ 1.00    5.14%     0.67%      4.84%       0.48%      5.03%     $631,869  --
    (0.05)     $ 1.00    4.77%     0.64%      4.46%       0.45%      4.65%     $687,683  --
    (0.02)     $ 1.00    2.29%     0.75%(4)   4.24%(4)    0.47%(4)   4.52%(4)  $720,178  --

    (0.14)     $ 9.77   (0.93)%    0.90%(4)   5.25%(4)    0.85%(4)   5.30%(4)  $ 78,147  61%
    (0.56)     $ 9.68    4.90%     1.24%      5.27%       0.92%      5.59%     $ 38,598 112%
    (0.58)     $ 9.81    7.46%     1.19%      5.42%       0.75%      5.86%     $ 39,969 112%
    (0.57)     $ 9.78    5.58%     1.16%      5.35%       0.75%      5.76%     $ 52,446  48%
    (0.29)     $ 9.55    0.65%     1.10%(4)   5.68%(4)    0.64%(4)   6.14%(4)  $ 61,351  44%

    (0.61)     $ 9.95    5.41%     1.03%      6.01%       0.75%      6.29%     $ 76,409  48%
    (0.56)     $10.01    6.78%     0.95%      6.20%       0.87%      6.28%     $ 83,257  28%
    (0.64)     $ 9.95    5.98%     0.91%      6.13%       0.86%      6.18%     $ 91,185  63%
    (0.60)     $10.40   10.80%     0.85%      5.87%       0.84%      5.88%     $114,650 107%
    (0.74)     $10.24    5.54%     0.84%      5.26%       0.84%      5.26%     $129,897 119%
    (0.28)     $ 9.83   (1.27)%    0.92%(4)   5.63%(4)    0.83%(4)   5.72%(4)  $121,659  43%

    (0.07)     $ 9.99    0.57%     1.27%(4)   3.32%(4)    0.67%(4)   3.92%(4)  $ 53,062  14%

    (0.20)     $11.51   16.36%     1.13%      1.56%       0.74%      1.95%     $138,281  57%
    (0.67)     $14.40   31.51%     0.98%      1.64%       0.87%      1.75%     $204,421  39%
    (1.38)     $15.81   19.99%     0.97%      1.30%       0.94%      1.33%     $272,665  27%
    (2.17)     $19.05   36.39%     0.94%      0.77%       0.94%      0.77%     $412,857  75%
    (1.66)     $17.90    5.17%     0.91%      0.48%       0.91%      0.48%     $388,731  45%
    (0.60)     $17.06   (1.46)%    1.01%(4)   0.31%(4)    0.92%(4)   0.40%(4)  $334,650  20%
     --        $10.43    4.30%     1.38%(4)  (0.11)%(4)   1.18%(4)   0.09%(4)  $ 74,769   9%


SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Unaudited)
-------------------------------------------------------------------------------


(1) Organization

  SouthTrust Funds (the "Company"), (formerly, SouthTrust Vulcan Funds) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

    Portfolio Name    Diversification          Investment Objective
  ------------------- --------------- ----------------------------------------
  U.S. Treasury Money Diversified     To provide as high a level of current
  Market Fund ("U.S.                  income as is consistent with maintaining
  Treasury")                          liquidity and stability of principal.
  (formerly, Treasury
  Obligations Money
  Market Fund)
------------------------------------------------------------------------------
  Income Fund         Diversified     To provide current income.
  ("Income")
------------------------------------------------------------------------------
  Bond                                Fund ("Bond") Diversified To provide a
                                      level of total return consistent with a
                                      portfolio of high-quality debt securities.
------------------------------------------------------------------------------
  Alabama Tax-Free Non- To provide current income exempt from Income Fund diversified federal income tax and the income tax ("Alabama imposed by the
  State of Alabama.
  Tax-Free")
------------------------------------------------------------------------------
  Value Fund          Diversified     To provide long-term capital
  ("Value")                           appreciation, with income a secondary
  (formerly, Core                     consideration.
  Equity Fund)
------------------------------------------------------------------------------
  Growth Fund         Diversified     To provide capital appreciation.
  ("Growth")


The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

                                                               SOUTHTRUST FUNDS
                                         COMBINED NOTES TO FINANCIAL STATEMENTS
                                       October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  On August 20, 1999, the following Funds received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

                                   Income    Alabama Tax-Free   Growth
                                 ----------  ---------------- -----------
  SouthTrust Fund Shares Issued     660,620      5,720,032      5,087,923
-------------------------------------------------------------------------
  Common Trust Funds Net Assets
    Received                     $6,361,767    $57,200,317    $50,879,228
-------------------------------------------------------------------------
  Unrealized Appreciation
    (Depreciation)*                $(14,647)     $(744,116)   $24,978,778

*Unrealized Appreciation (Depreciation) is included in the Common Trust Funds' net assets received above.

  On August 27, 1999, Growth received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

                                     Growth
                                          -----------
  SouthTrust Fund Shares Issued             1,931,089
-----------------------------------------------------
  Common Trust Funds Net Assets Received  $19,446,062
-----------------------------------------------------
  Unrealized Appreciation*                 $9,888,439

*Unrealized Appreciation is included in the Common Trust Funds' net assets received above.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at


SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company's adviser to be creditworthy. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Federal Taxes--It is the Company's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At April 30, 1999, the Company, for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Company's


                                                               SOUTHTRUST FUNDS
                                         COMBINED NOTES TO FINANCIAL STATEMENTS
                                       October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Company of any liability for federal tax.

  Pursuant to the Code, such capital loss carryforward will expire as follows:

         Expiration Year
        ------------------ Total Tax Loss
Fund       2005     2006   Carryforward
----    ---------- ------- --------------
Income  $1,448,015 $73,422   $1,521,437

  Additionally, net capital losses of $332,346 in Bond attributable to security transactions after October 31, 1998, are treated as arising on May 1, 1999, the first day of the Funds' next taxable year.

  When-Issued and Delayed Delivery Transactions--The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Securities Lending--Under guidelines adopted by the Board of Trustees (the "Trustees"), each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 100% of the current market value of the loaned securities.

  Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgement of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities


SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Funds' rights should the borrower of the securities fail financially.

  As of October 31, 1999, the value of securities loaned, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:
                         Payable on      Market Value of
       Market Value of   Collateral        Reinvested
Fund  Securities Loaned Due to Broker Collateral Securities
----  ----------------- ------------- ---------------------
Bond     $36,927,041     $38,174,623       $38,174,623

Individual reinvested cash collateral securities in excess of 5% of Fund net assets at October 31, 1999 are as follows:

                                                        Market
Security                                         Fund    Value
--------                                         ---- -----------
PaineWebber, Inc., Repurchase Agreement,
  5.38%, 11/1/99                                 Bond $37,000,000

  Other--Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

                                 U.S. Treasury                  Income
                          ----------------------------  ----------------------
                           Six Months                   Six Months
                             Ended        Year Ended       Ended    Year Ended
                          October 31,     April 30,     October 31, April 30,
                              1999           1999          1999       1999
                          ------------  --------------  ----------- ----------
Shares sold.............   801,128,323   2,420,255,869   1,152,693   2,733,455
Shares issued in
 connection with the
 tax-free transfer of
 assets from the Common
 Trust Funds............            --              --     660,620          --
Shares issued to
 shareholders in payment
 of distributions
 declared...............     6,236,978       2,316,665      82,576         112
Shares redeemed.........  (774,871,236) (2,366,757,874)   (832,691) (1,445,930)
                          ------------  --------------   ---------  ----------
Net change resulting
 from share
 transactions...........    32,494,065      55,814,660   1,063,198   1,287,637
                          ============  ==============   =========  ==========


                                                               SOUTHTRUST FUNDS
                                         COMBINED NOTES TO FINANCIAL STATEMENTS
                                       October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

                                      Bond
                                           -----------------------
                                                                         Alabama
                                           Six Months                 Tax-Free
                                              Ended     Year Ended  Period Ended
                                           October 31,  April 30,   October 31,
                                              1999         1999       1999(1)
                                           -----------  ----------  ------------
Shares sold...............................  1,025,463    3,571,054     213,699
Shares issued in connection with the tax-
 free transfer of assets from the Common
 Trust Funds..............................         --           --   5,720,032
Shares issued to shareholders in payment
 of distributions declared................    294,260        3,452         282
Shares redeemed........................... (1,631,770)  (1,913,583)   (624,850)
                                           ----------   ----------   ---------
Net change resulting from share
 transactions.............................   (312,047)   1,660,923   5,309,163
                                           ==========   ==========   =========

                                      Value
                                           -----------------------
                                           Six Months                  Growth
                                              Ended     Year Ended  Period Ended
                                           October 31,  April 30,   October 31,
                                              1999         1999       1999(1)
                                           -----------  ----------  ------------
Shares sold...............................    357,474    2,677,341     252,806
Shares issued in connection with the tax-
  free transfer of assets from the Common
  Trust Funds.............................         --           --   7,019,012
Shares issued to shareholders in payment
  of distributions declared...............    629,883    2,265,450          --
Shares redeemed........................... (3,098,253)  (4,895,145)   (100,590)
                                           ----------   ----------   ---------
Net change resulting from share
  transactions............................ (2,110,896)      47,646   7,171,228
                                           ==========   ==========   =========

(1) For the period from August 20, 1999 (date of initial public investment) to October 31, 1999.

(4) Investment Advisory Fee and Other Transactions with Affiliates

  Investment Advisory Fee--SouthTrust Bank, N.A., the Company's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.
                  Annual
Fund               Rate
------------------------

U.S. Treasury     0.50%
------------------------
Income            0.60%
------------------------
Bond              0.60%
------------------------
Alabama Tax-Free  0.60%
------------------------
Value             0.75%
------------------------
Growth            0.75%
------------------------



SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  Distribution Services Fee--The Company has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., ("FSC") the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' Shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

                  Percentage of the
                  Average Daily Net
Fund Name          Assets of Fund
----------------  -----------------
Income                  0.25%
-----------------------------------
Alabama Tax-Free        0.25%
-----------------------------------
Growth                  0.25%
-----------------------------------

  The Funds did not pay or accrue a distribution services fee for the six months ended October 31, 1999. The Company has no present intention to activate the Plan.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

  Administrative Fee--Federated Services Company ("FServ"), through its subsidiary Federated Administrative Services ("FAS"), provides the Company with certain administrative personnel and services. The fee is based on the level of average aggregate net assets of the Company for the period. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

  Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.



                                                               SOUTHTRUST FUNDS
                                         COMBINED NOTES TO FINANCIAL STATEMENTS
                                       October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

  Portfolio Accounting Fees--FServ also maintains the Company's accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

  General--Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1999, were as follows:

Fund                  Purchases     Sales
-------------------  ----------- ------------
Income               $30,451,529 $ 24,339,600
---------------------------------------------
Bond                  54,233,941   52,169,653
---------------------------------------------
Alabama Tax-Free(1)    7,822,780   12,107,630
---------------------------------------------
Value                 71,953,855  108,491,336
---------------------------------------------
Growth(1)              7,906,464    6,562,277
---------------------------------------------

(1) Represents the period from August 20, 1999 (date of initial public investment) to October 31, 1999.

(6) Concentration of Credit Risk

Since Alabama Tax-Free invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1999, 63.9% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 37.6% of total investments.

(7) Organizational Expenses

Organizational expenses for Income were initially borne by FServ. Income has reimbursed FServ for these expenses. These expenses have been deferred and are being amortized over the five-year period following


SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
October 31, 1999 (Unaudited) (Continued)
-------------------------------------------------------------------------------

Income's effective date. For the six months ended October 31, 1999, Income expensed $1,788 of organizational expenses. Organizational expenses for the other Funds in the Company have been fully expensed.

(8) Year 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.



TRUSTEES

Charles G. Brown, III
Russell W. Chambliss
Thomas M. Grady
Lawrence W. Greer
Billy L. Harbert, Jr.
William O. Vann

OFFICERS

William O. Vann
 Chairman
Edward C. Gonzales
 President
Beth S. Broderick
 Vice President and Treasurer
Peter J. Germain
 Vice President
C. Todd Gibson
 Secretary

           No Bank Guarantee     Not FDIC Insured     May Lose Value

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Company's prospectuses, which contain facts concerning the Funds' objectives and policies, management fees, expenses and other information.


           No Bank Guarantee     Not FDIC Insured     May Lose Value

Investment Adviser: SouthTrust Bank, N.A.
Distributor: Federated Securities Corp.

Cusip 844734103
Cusip 844734400
Cusip 844734202
Cusip 844734608
Cusip 844734301
Cusip 844734509
8042603 (12/99)